MFS Total Return Fund, a series of MFS Series Trust V (the "Trust"), modified disclosure to its Principal Investment Policies section regarding U.S. Government securities and undervalued equity securities and deleted disclosure regarding active and frequent trading, mentioned above, and modified disclosure to its Principal Risks section regarding mortgage-backed securities risks, credit risks and added disclosure regarding over-the-counter risks, mentioned above, as described in the prospectus contained in Post-Effective Amendment No. 57 to the Registration Statement (File Nos. 2-38613 and 811-2031), as filed with the Securities and Exchange Commission via EDGAR on January 28, 2005, under Rule 485 of the Securities Act of 1933. Such description is incorporated herein by reference.

MFS Research Fund, a series of MFS Series Trust V (the "Trust"), modified disclosure to its Principal Investment Policies section regarding selection of portfolio securities, as described in the prospectus contained in Post-Effective Amendment No. 57 to the Registration Statement (File Nos. 2-38613 and 811-2031), as filed with the Securities and Exchange Commission via EDGAR on January 28, 2005, under Rule 485 of the Securities Act of 1933. Such description is incorporated herein by reference.

MFS International New Discovery, a series of MFS Series Trust V (the "Trust"), modified disclosure to its Principal Investment Policies section regarding short positions and deleted active or frequent trading, mentioned above, and modified disclosure to its Principal Risks section regarding short sales risks and deleted disclosure regarding active or frequent trading risks, mentioned above, as described in the prospectus contained in Post-Effective Amendment No. 57 to the Registration Statement (File Nos. 2-38613 and 811-2031), as filed with the Securities and Exchange Commission via EDGAR on January 28, 2005, under Rule 485 of the Securities Act of 1933. Such description is incorporated herein by reference.



                                  SUB-ITEM 77Q1

The Amended and Restated By-Laws for MFS Series Trust V, dated January 1, 2002, as revised December 16, 2004, is contained in Post-Effective Amendment No. 45 to the Registration Statement for MFS Series Trust I (File Nos. 33-7638 and 811-4777), as filed with the Securities and Exchange Commission via EDGAR on December 29, 2004, under Rule 485 under the Securities Act of 1933. Such document is incorporated herein by reference.

The Amended and Restated Declaration of Trust for MFS Series Trust V, dated December 16, 2004, is contained in Post-Effective Amendment No. 57 to the Registration Statement for MFS Series Trust V (File Nos. 2-38613 and 811-2031), as filed with the Securities and Exchange Commission via EDGAR on January 28, 2005, under Rule 485 under the Securities Act of 1933. Such document is incorporated herein by reference.

An Amendment, dated March 10, 2005, to the Amended and Restated Declaration of Trust for MFS Series Trust V, dated December 16, 2004, is contained in
Post-Effective Amendment No. 58 to the Registration Statement for MFS Series Trust V (File Nos. 2-38613 and 811-2031), as filed with the Securities and Exchange Commission via EDGAR on March 31, 2005, under Rule 485 under the Securities Act of 1933. Such document is incorporated herein by reference.



                                  SUB-ITEM 77I

MFS Total Return Fund, MFS Research Fund and MFS International New Discovery Fund, each a series of MFS Series Trust V, redesignated classes of shares and established new classes of shares as described in the prospectus supplements contained in Post-Effective Amendment No. 58 to the Registration Statement (File Nos. 33-7638 and 811-4777), as filed with the Securities and Exchange Commission via EDGAR on March 31, 2005, under Rule 485 under the Securities Act of 1933. Such descriptions are incorporated herein by reference.